SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 3, 2000

HUNTINGTON BANCSHARES INCORPORATED
(Exact Name of Registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Huntington Center
41 South High Street
Columbus, Ohio 43287
(614) 480-8300
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Item 5. Other Events.

      On March 3, 2000, Huntington Bancshares Incorporated (“Huntington”) announced that Judith D. Fisher, Vice Chairman, has elected to leave Huntington. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99 — News release of Huntington Bancshares Incorporated, dated March 3, 2000.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2000	HUNTINGTON BANCSHARES INCORPORATED

By: /s/ Richard A. Cheap
Richard A. Cheap, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page

99 *	News release of Huntington Bancshares Incorporated issued on March 3, 2000.

_________________________
* Filed with this report.